EXHIBIT 99.2

PURCHASE AND SALE AGREEMENT

BY AND BETWEEN

CENTURION EXPLORATION COMPANY, LLC

AND

MAGNUM HUNTER RESOURCES CORPORATION

EAST CHALKLEY FIELD

CAMERON PARISH, LOUISIANA

AGREEMENT DATED:  SEPTEMBER 14, 2009

EFFECTIVE DATE:  JULY 1, 2009

PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (“AGREEMENT”) is made this 14th day of September, 2009, by and between CENTURION EXPLORATION COMPANY, LLC (“Centurion”), whose address is 2626 Howell Street, Suite 800, Dallas, Texas 75204, herein referred to as "SELLER", and MAGNUM HUNTER RESOURCES CORPORATION (“Magnum”) whose address is 777 Post Oak Blvd, Suite 910, Houston, Texas 77056, herein referred to as "PURCHASER".  SELLER and PURCHASER may also be referred to herein individually as a "Party" or, collectively, as the "Parties".

NOW therefore, in consideration of the mutual promises contained herein and other good and valuable consideration, the Parties agree as follows:

1.   PROPERTY BEING SOLD.   Subject to the terms and conditions set forth hereinafter, SELLER agrees to assign and convey to PURCHASER, and PURCHASER agrees to accept from Seller the interests and rights described below (collectively referred to herein as the “PROPERTY”).  The conveyed PROPERTY is as follows:

(a)    all of the rights, titles, and interests of Seller in and to the undivided oil and gas leasehold interests specified in EXHIBIT A attached hereto in and to the oil and gas leases also described more particularly on the attached EXHIBIT A (collectively, the "Leases"), whether developed or undeveloped, together with any and all other rights, titles, and interests of Seller in and to (a) the Leases and the leasehold estates created thereby subject to the terms, conditions, covenants, and obligations set forth in the Leases, and (b) the lands covered by the Leases or included in units with which the Leases may have been pooled or unitized (the "Lands"), including in each case, without limitation, fee interests, royalty interests, overriding royalty interests, production payments, net profits interests, carried interests, reversionary interests, and all other interests of any kind or character;

(b)    all of the rights, titles, and interests of Seller in and to all wells, including oil, gas, injection and water wells located on the Leases and the Lands or on other leases or lands with which the Leases and/or the Lands may have been pooled (collectively, the "Wells"), more particularly described on “EXHIBIT A-1” and all hydrocarbons produced there from or allocated thereto;

(c)    all of the rights, titles, and interests of Seller in and to equipment, meter facilities and meters, materials and other personal property used or useful in connection with the exploration, production, gathering, storing, measuring, treating, operating, maintaining or marketing of production from any of the Leases (the "Equipment");

(d)    all of the rights, titles, and interests of Seller in and to all contracts and contractual rights and obligations related to the Leases and Equipment, including without limitation, unitization, pooling and communitization agreements, surface leases, oil and gas leases and/or subleases and assignments, operating agreements, area of mutual interest agreements, easements, rights-of-way,  gas sales contracts, production marketing agreements, farmouts and farmins, and all similar rights leased or owned by SELLER, whether of record or not (the "Contracts").

2.   PURCHASE PRICE.

(a)   Initial Purchase Price.  The purchase price for the PROPERTY which PURCHASER will pay to SELLER at the Closing shall be $1,700,000.00 (One Million Seven Hundred Thousand and No/100 Dollars), subject to the applicable price adjustment as provided for herein below (the "Purchase Price").

(b)   Performance Deposit.  As evidence of good faith, PURCHASER will pay to SELLER a performance deposit of seven and one-half percent (7.5%) of the Purchase Price simultaneously with the execution of this AGREEMENT.  Payment shall be made via a wire transfer with wiring instructions to be provided by SELLER (the "Performance Deposit").  The Performance Deposit shall be non interest bearing and except as subsequently herein provided, shall be non-refundable.  At closing, the Performance Deposit will be credited against the Purchase Price.  If PURCHASER, through no fault of SELLER, fails, refuses, or is unable for any reason to close the sale in accordance with the terms of this AGREEMENT, SELLER, except as otherwise provided herein, may at its option retain the Performance Deposit as liquidated damages in lieu of all other claims or damages.  Notwithstanding anything to the contrary herein, in the event SELLER retains the Performance Deposit as liquidated damages, SELLER will be deemed to have waived all claims or causes of action against PURCHASER and arising from PURCHASER’s failure, refusal or inability to close the sale in accordance with the terms of this AGREEMENT.

3.   CLOSING.

(a)   Closing Statement.  PURCHASER shall deliver to SELLER five (5) business days prior to the Closing a statement (the "Closing Statement") setting forth the adjustments, as applicable, along with supporting documentation, to the Purchase Price provided in this AGREEMENT.  The Closing Statement shall be prepared in accordance with customary accounting principles used in the oil and gas industry.

(b)   Closing Date.  Closing shall occur on or before October 15, 2009 , or at such later date as may be provided by this AGREEMENT, (the "Closing Date"), at a mutually agreeable time and place.  "Closing" shall mean the consummation of the sale by transfer of all of SELLER's ownership in the PROPERTY, payment of the Purchase Price, and transfer of the various documents and records regarding the PROPERTY.

(c)   Closing Events.  At or prior to Closing, as appropriate, the following shall occur:

(1)   Payment.  PURCHASER shall make payment of the Purchase Price, adjusted to reflect the terms of the Closing Statement, by wire transfer to an account to be designated by SELLER.

(2)   Conveyance. SELLER will convey the PROPERTY to PURCHASER by executing and delivering an Assignment and Conveyance in substantially the form attached hereto as EXHIBIT B.  PURCHASER will execute the Assignment and Conveyance, and; except as otherwise provided in this AGREEMENT, assume all obligations and duties as to the PROPERTY from and after the Effective Date.  The Assignment and Conveyance shall be effective as of July 1, 2009, (the "Effective Date").  Inasmuch as PURCHASER is the current operator on all the Wells, there will be no need to prepare change of operator forms.

(3)   Non-foreign Affidavit. SELLER shall execute and deliver to PURCHASER its Non-Foreign Affidavit in substantially the form attached hereto as EXHIBIT C.

(4)   File Transfers. As soon as reasonably practical after the Closing but not greater than thirty (30) days, SELLER shall deliver to PURCHASER all books and records relating to the PROPERTIES and in SELLER’s possession including, but not limited to, Leases, Contracts, geologic, marketing, accounting and any other files relating to the PROPERTY in SELLER’s possession as PURCHASER deems necessary, other than proprietary data.  Proprietary data shall include, without limitation, interpretive geological or geophysical information which may reveal the methods used by SELLER to interpret geological and geophysical information, economic analysis and related information which may reveal SELLER's guidelines, methods or systems used to make economic analysis and SELLER's internal analyses, policies, procedure, opinions and conclusions.  SELLER may, at its option, keep copies of all books and records delivered to PURCHASER hereunder.

4.   ENVIRONMENTAL - PRE-ACQUISITION REVIEW.

(a)   Review. Commencing upon the date of this AGREEMENT and ending ten (10) days before the Closing Date (the "Review Period"), PURCHASER and its employees, agents and contractors shall have the right, but not the obligation, to do the following (the "Pre-Acquisition Review"), at its sole cost and expense but with the cooperation and assistance of SELLER:

(1)    To the extent SELLER has the right to grant such rights to PURCHASER, and only after notice to any operator of the PROPERTY, to enter all or any part of the PROPERTY with SELLER’s written approval at any reasonable time and from time to time, during the Review Period, and to inspect, inventory, investigate, study and examine the same and the operations conducted thereon;

(2)    To inspect and review at SELLER's office located in Dallas, Texas, at reasonable times and upon reasonable notice, all non-privileged and non-proprietary files, records, documents and data related to the PROPERTIES.

(3)    PURCHASER shall provide SELLER a copy of any environmental assessment reports of or about the PROPERTY, including any reports, data and conclusions developed pursuant to the Pre-Acquisition Review, promptly after such assessment report has been furnished to PURCHASER; and

(4)    PURCHASER and its employees, agents and consultants shall abide by all applicable safety rules, regulations and other operating policies applicable to the PROPERTY while conducting their activities on the PROPERTY. Further, PURCHASER shall hold SELLER harmless from any and all liability as it pertains to PURCHASER’S physical inspection of the PROPERTY.

(b)   Review Results

(1)    If, as a result of the Pre-Acquisition Review, PURCHASER determines in its sole judgment that, as to any portion of the PROPERTY: (i) the physical or environmental condition thereof is unacceptable for PURCHASER's purposes; or (ii) the extent of existing, potential or contingent liabilities pose or create an unacceptable risk; then, PURCHASER may give written notice to SELLER on or before the last day of the Review Period of such condition.  Such notice shall include PURCHASER's estimated cost to cure or remedy the listed conditions.  Failure to give any such notice within the Review Period shall foreclose PURCHASER from securing the benefits of clause 4(b)(2) and shall not excuse PURCHASER for failing to close because of matters arising out of such Pre-acquisition Review.

(2)    Upon receipt of such notice, if the aggregate of the conditions set forth in the notice are Material (as defined below), SELLER may, at its option and in its sole discretion,  (i) remedy or agree to remedy, prior to Closing, such condition (in the event current remediation of such condition is required by a Federal, State or local agency) and SELLER and PURCHASER agree that the condition shall be remedied in accordance with and to the satisfaction of the appropriate agency's requirements,  (ii) agree with PURCHASER on an adjustment to the Purchase Price which adjustment shall reflect PURCHASER's cost to remedy such conditions, or  (iii) remove the affected portion or portions of the PROPERTY from the PROPERTY to be conveyed and agree with PURCHASER to adjust the Purchase Price accordingly.  The failure to do one of the above, prior to the Closing Date, shall permit either Party to terminate this AGREEMENT by giving written notice of such termination to the other Party on the Closing Date, or at any time after the Closing Date if the Closing has not occurred.  Upon the giving of such termination notice, neither Party shall have any further rights or obligations hereunder and PURCHASER shall be entitled to a return of the Performance Deposit.

(3)    If the aggregate of the conditions set forth in the notice are not Material, notwithstanding anything herein to the contrary, PURCHASER shall acquire the affected portions of the PROPERTY "where is" and "as is" with no right to recover from SELLER for any liabilities, costs or expenses related to such condition.  Acquisition of the PROPERTY "Where is" and "As is" shall constitute PURCHASER's general release and agreement to defend, indemnify and hold SELLER, its directors, officers, employees, agents and representatives harmless from all such liabilities, costs or expenses related  to such conditions (including, without limitation, environmental conditions and damages to natural resources).

(4)    "Material" shall be defined as a cumulative cost to cure or remedy in excess of One Hundred Thousand Dollars and No/Cents ($100,000.00).

5.   TITLE – PRE ACQUISITION REVIEW

(a)   Review.  PURCHASER assumes the risk of description and title to the PROPERTY and agrees to satisfy itself with respect thereto.  SELLER shall make available to PURCHASER for examination by PURCHASER such title information as may have been available in SELLER's land and contract files located in Dallas, Texas.  During the period commencing on the date of this AGREEMENT and ending no later than ten (10) days before the Closing Date (the "Title Examination Period"), PURCHASER shall have the continued right to examine, at SELLER's offices in Dallas, Texas, during normal working hours, all division order, land and contract files and records which relate to the PROPERTY, except for proprietary data, which proprietary data includes, without limitation, any interpretive geological and geophysical information which reveal the methods used by SELLER in interpreting geological and geophysical information, economic analyses, and any information which might reveal SELLER's economic guidelines or other methods or systems by which SELLER conducts its economic analyses.  In addition, SELLER shall make available to PURCHASER for examination such title information with respect to the PROPERTY which is in SELLER's files.  As soon as reasonably practical after the Closing, SELLER shall deliver such files to PURCHASER; provided that SELLER shall have the right to retain copies of such files.

(b)   Review Results - Significant Title Defect.

(1)    As used in this AGREEMENT, the term "significant title defect" shall include any defect which results in a loss of title in SELLER such that SELLER's net revenue interest, with respect to an interest which is part of the PROPERTY, is reduced.  PURCHASER shall give SELLER written notice of such significant title defect at least ten (10) days before the Closing Date, together with full particulars relating thereto.

(2)    PURCHASER shall be deemed to have waived all significant title defects and any other defect of which SELLER has not been given notice at least ten (10) days before the Closing Date or if the cumulative value of all significant title defect(s) are not Material.  "Material" shall be defined as a cumulative cost to cure or remedy the significant title defect(s) in excess of One Hundred Thousand Dollars and No/Cents ($100,000.00).

(3)    To remedy the significantly title defect: (i) PURCHASER may accept the interest "as is", or (ii) PURCHASER may agree to acquire the PROPERTY, including the interest, with an appropriate and mutually agreed upon reduction in the Purchase Price.  The failure to do one of the above prior to the Closing Date shall permit either Party to terminate this AGREEMENT by giving written notice of such termination to the other Party on the Closing Date, or at any time after the Closing Date if the Closing has not occurred.  Upon the giving of such termination notice, neither Party shall have any further rights or obligations hereunder and PURCHASER shall be entitled to a return of the Performance Deposit.

(4)    Acquisition of the PROPERTY "Where is" and "As is" shall constitute PURCHASER's general release and agreement to defend, indemnify and hold SELLER, its directors, officers, employees, agents and representatives harmless from all such liabilities, costs or expenses related  to such conditions relating to the title related to the PROPERTY.

6.   CONSENTS; PREFERENTIAL RIGHTS.  In the event any of the interests to be conveyed or transferred to PURCHASER as part of the PROPERTY (i) are burdened with a preferential right in a third person to purchase such interest or (ii) require the consent of a third party to assign SELLER's interest, then the conveyance or transfer of the interest subject to such preference or consent shall be conditioned upon SELLER's obtaining the necessary waiver or consent and this AGREEMENT shall not constitute an assignment or attempted assignment thereof without such consent or waiver.  In the event SELLER has not obtained the necessary waiver of any preferential right or necessary consent to assignment prior to the Closing Date, PURCHASER may elect to (x) terminate this AGREEMENT or (y) reduce the Purchase Price by an amount equal to the value assigned to the interest burdened by such preferential right or consent in EXHIBIT A-1, and such interest shall be excluded from the PROPERTY conveyed, transferred or assigned to PURCHASER at Closing.  If PURCHASER elects to terminate this AGREEMENT pursuant to clause (x) above, then upon giving notice of such termination to SELLER, PURCHASER shall be entitled to a return of the Performance Deposit.

7.   REPRESENTATIONS AND WARRANTIES OF SELLER. SELLER represents and warrants to PURCHASER, each of which representations and warranties shall survive Closing, (and shall continue in effect until one (1) year after the Closing) that:

(a)   Duly Organized.  SELLER is a company duly organized, validly existing, and in good standing under the laws of the State of Texas.

(b)   Corporate Power.  SELLER has all requisite corporate power and authority to carry on its business as presently conducted, to enter into the AGREEMENT to sell the PROPERTY on the terms described in this AGREEMENT, and to perform its obligations under the AGREEMENT.  The consummation of the transactions contemplated by the AGREEMENT will not violate, nor be in conflict with, (i) any provision of its corporate charter or bylaws or (ii) any agreement or instrument to which it is a party or is bound.

(c)   Duly Executed. The AGREEMENT has been duly executed and delivered on behalf of SELLER, and at Closing, all documents and instruments required hereunder to be executed and delivered by it shall have been duly executed and delivered.

(d)   No Litigation. There are no pending or, to the best of SELLER’s knowledge, threatened claims, lawsuits, administrative proceedings, or governmental investigations or inquiries involving SELLER’s right to consummate the sale contemplated hereunder.

(e)   No Bankruptcy Filings By SELLER.  There are no bankruptcy or other similar  reorganizations  pending, being contemplated by or to the knowledge of SELLER threatened against SELLER.

(f)   No Broker's Fees.  SELLER has not incurred any liability, contingent or otherwise, for broker's or finder's fees in respect to the transactions contemplated hereby for which PURCHASER may be liable or become liable.

(g)   Environmental.  Other than listed in SCHEDULE 7, there are no pending, or to the knowledge of SELLER threatened, enforcement, clean-up, removal, remediation, mitigation or other claims or proceedings under any environmental law and relating to SELLER’s interest in the PROPERTY.

(h)   Contract.  To the knowledge of SELLER, there has been no breach by SELLER, or claim of SELLER’s breach by any third party, of any of the terms of the Contracts.  SELLER has performed its obligations under the Contracts in accordance with their terms.

8.   REPRESENTATIONS AND WARRANTIES OF PURCHASER. PURCHASER represents and warrants to SELLER, each of which representations and warranties shall survive Closing (and shall continue in effect until one (1) year after the Closing) that:

(a)   Duly Organized. PURCHASER is a corporation duly organized, validly existing, and in good standing under the laws of the state of Texas.

(b)   Corporate Power. PURCHASER has all requisite corporate power and authority to carry on its business as presently conducted, to enter into the AGREEMENT, to purchase the PROPERTY on the terms described in the AGREEMENT, and to perform its other obligations under the AGREEMENT.  The consummation of the transactions contemplated by the AGREEMENT will not violate, nor be in conflict with,  (i) any provision of its charter or bylaws or  (ii) any agreement or instrument to which it is a party or is bound.

(c)   Duly Executed. The AGREEMENT has been duly executed and delivered on behalf of PURCHASER, and at Closing, all documents and instruments required hereunder to be executed and delivered by it shall have been duly executed and delivered and the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action.

(d)   No Litigation. There are no pending or, to the best of PURCHASER's knowledge, threatened claims, lawsuits, administrative proceedings, or governmental investigations or inquiries involving PURCHASER's right to consummate the sale contemplated hereunder.

(e)   No Broker's Fees. PURCHASER has not incurred any liability, contingent or otherwise, for broker's or finder's fees in respect to the transactions contemplated hereby for which SELLER may be liable or become liable.

(f)   No Bankruptcy Filing by PURCHASER. There are not bankruptcy or similar reorganizations pending, or being contemplated by, or to the knowledge of PURCHASER against PURCHASER.

(g)   Qualifications. PURCHASER is a knowledgeable and experienced oil and gas operator and has adequate bond and insurance coverage to operate the PROPERTY.

9.   SELLER'S CONDITIONS. The obligations of SELLER to be performed at Closing are subject to the satisfaction at or prior to Closing of the following conditions, any of which may be waived by SELLER:

(a)   Representations True. All representations of PURCHASER contained in this AGREEMENT shall be true in all material respects at and as of Closing as if such representations were made at and as of Closing, and PURCHASER shall have performed and satisfied in all material respects all obligations required by this AGREEMENT to be performed and satisfied by it at or prior to Closing.

(b)   No Pending Suits. No suit or other proceeding shall be pending or threatened before any court or governmental agency seeking to restrain or prohibit or declare illegal, or seeking substantial damages in connection with, the contemplated purchase.

(c)   No Act of Termination. SELLER shall not have exercised any rights it may have hereunder to terminate this AGREEMENT.

10.   PURCHASER'S CONDITIONS. The obligations of PURCHASER to be performed at Closing are subject to the satisfaction at or prior to Closing of the following conditions, any of which may be waived by PURCHASER:

(a)   Representations True. All representations of SELLER contained in this AGREEMENT shall be true in all material respects at and as of Closing as if such representations were made at and as of Closing, and SELLER shall have performed and satisfied in all material respects all agreements required by this AGREEMENT to be performed and satisfied by it at or prior to the Closing.

(b)   No Pending Suits. No suit or other proceeding shall be pending or threatened before any court or governmental agency involving the PROPERTY or which seeks to restrain or prohibit or declare illegal, or obtain substantial damages in connection with, the contemplated purchase.

(c)   No Act of Termination. PURCHASER shall not have exercised any rights it may have hereunder to terminate this AGREEMENT.

(d)   Contracts Acceptable.  PURCHASER shall have reviewed all Contracts and confirmed that none of the terms of these agreements will have, in PURCHASER’s reasonable opinion, a materially adverse impact on the value of the PROPERTY.

11.   PURCHASER OBLIGATIONS and SELLER DISCLAIMER

(a)   PURCHASER's Indemnity.  To the fullest extent allowed by law, PURCHASER shall be responsible for and shall defend, indemnify and hold SELLER harmless from any and all claims, expenses or liabilities that relate to or are attributable to the operation of the PROPERTY (including the sale of oil and gas produced therefrom) before and after the Effective Date.  Without limitation, PURCHASER's indemnity shall include all claims, expenses or liabilities pertaining to the physical or environmental condition of the PROPERTY, insofar as said claims result from conditions, actions or inaction arising before or after the Effective Date.  PURCHASER's indemnification for the environmental condition shall apply, without limitation, to liability for voluntary environmental response actions related to operations before and after the Effective Date and undertaken pursuant to the federal Comprehensive Environmental Response, Compensation & Liability Act ("CERCLA") and all claims, expenses or liabilities relating to the disposal of waste materials, NORM, or hazardous substances on, from or into the PROPERTY  before or after the Effective Date.  Additionally, subject to the one-year survival of PURCHASER’s representations and warranties as set forth in Section 8, PURCHASER agrees to indemnify SELLER against all claims, expenses (including attorney fees) or liabilities SELLER may suffer because a representation contained in Section 8 is not accurate.

(b)   Seller’s Indemnity. Subject to the one-year survival of SELLER’s representations and warranties as set forth in Section 7, SELLER agrees to indemnify PURCHASER against all claims, expenses (including attorney fees) or liabilities PURCHASER may suffer because a representation contained in Section 7 is not accurate.

(c)   Purchaser Acknowledgement.  By closing on the transaction provided for in the AGREEMENT, PURCHASER shall be deemed to have acknowledged and does acknowledge and admit that:  (i) PURCHASER has been given the opportunity to adequately inspect the PROPERTY for all purposes prior to Closing;  (ii) PURCHASER is aware that the PROPERTY has been used for the exploration, development, production, treating and transporting of oil and gas and that physical changes may have occurred as a result of such use and that SELLER has disclosed, and PURCHASER is further aware, that there exists the possibility that there could have occurred from such use one or more releases of hazardous substances or releases of chemical substances into, or other pollution or contamination of or into, the ambient air, surface water, ground water, or land surface and subsurface strata of any real property included in the PROPERTY and of contiguous, or a series of contiguous, real properties not associated with the PROPERTY;  (iii) PURCHASER has entered into this AGREEMENT on the basis of its own investigation of the physical condition of the PROPERTY and the land related thereto (including the environmental condition of the PROPERTY); and  (iv) PURCHASER with full knowledge of the foregoing and after conducting the above described investigation and evaluation IS ACQUIRING THE PROPERTY ON A "WHERE IS" AND "AS IS" BASIS.

(d)   Plugging of Wells.  PURCHASER shall be responsible for all costs associated with SELLER's interest and pertaining to the plugging and abandonment of all wells located on the PROPERTY, and the restoration of the surface of the wellsite lands.

(e)   Seller’s Disclaimer: The parties agree that, to the extent required by applicable law to be operative, the disclaimers of certain warranties contained in this subparagraph are "conspicuous" disclaimers for the purposes of any applicable law, rule, or order.  Except as otherwise expressly set forth in this Agreement, SELLER makes no representation or warranty of any kind, express or implied.  WITHOUT LIMITING THE GENERALITY OF THE IMMEDIATELY PRECEDING SENTENCE AND WITHOUT LIMITING THE WARRANTIES AND REPRESENTATIONS OF SELLER SET FORTH IN THIS AGREEMENT, SELLER EXPRESSLY DISCLAIMS AND NEGATES ANY IMPLIED, EXPRESS, OR STATUTORY WARRANTY (i) OF MERCHANTABILITY, (ii) OF FITNESS FOR A PARTICULAR PURPOSE,

(iii) OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, AND/OR, (iv) OF TITLE (EXCEPT WARRANTY OF TITLE BY, THROUGH, OR UNDER SELLER, BUT NOT OTHERWISE) OR AGAINST INFRINGEMENTS.  IT IS UNDERSTOOD AND AGREED THAT, SUBJECT TO THE REPRESENTATIONS AND WARRANTIES OF SELLER EXPRESSLY SET FORTH HEREIN, PURCHASER SHALL ACCEPT ALL OF THE PROPERTIES IN THEIR "AS IS, WHERE IS" CONDITION, AND SELLER DISCLAIMS ANY LIABILITY ARISING BEFORE OR AFTER THE EFFECTIVE DATE IN CONNECTION WITH ANY ENVIRONMENTALLY HAZARDOUS SUBSTANCES OR CONDITIONS OR NATURALLY OCCURRING RADIOACTIVE MATERIALS ON OR RELATED TO THE PROPERTIES.  IN ADDITION, SELLER MAKES NO REPRESENTATION OR WARRANTY AS TO THE QUALITY OR QUANTITY OF OIL AND GAS RESERVES (IF ANY) ATTRIBUTABLE TO THE PROPERTIES, OR AS TO THE ABILITY TO PRODUCE OIL, GAS, OR OTHER MINERALS IN CONNECTION WITH THE PROPERTIES.

12.   SELLER OBLIGATIONS

(a)   Insurance. SELLER shall assign all past, present and future rights to insurance proceeds, claims and benefits related to any and all insurance policies in the name of the SELLER covering the PROPERTY to PURCHASER. Additionally, SELLER shall use their best efforts and act diligently and prudently to perform all necessary actions and file all necessary documents requested by PURCHASER related to and concerning existing and any potential future claims on the PROPERTY that may be covered under any and all insurance policies related to this property in the name of the SELLER. If, prior to Closing, SELLER has paid expenses related to an insurance claim or settlement, excluding any insurance premiums, SELLER shall be entitled, by way of PURCHASER remitting proceeds, to SELLER’s pro-rata share of insurance proceeds recovered directly related to the claim for which SELLER expenses are attributable.

13.   OPERATIONS AND PRODUCTION AFTER THE EFFECTIVE DATE

(a)   Expenses. SELLER shall be responsible for payment of all Expenses (as defined below) related to the PROPERTY prior to the Effective Date.  PURCHASER shall, at Closing, assume and be responsible for the payment of all Expenses related to the PROPERTY from and after the Effective Date.  "Expenses" as used in this Section shall mean any expenses incurred or accrued in connection with the operation, use, protection or maintenance of the PROPERTY, including, without limitation, expenses for or related to all lease rentals, shut-in-royalties, minimum royalties, payments in lieu of production, production royalties (including royalties paid in kind), royalty obligations owed on take-or-pay settlements or gas contract buyouts or buy downs, overriding royalties, production payments, net profits payments, contractual payments, operating costs, fees, vendor and contractor invoices, drilling costs, regulatory costs, leasehold costs, completing, and equipment costs, water disposal costs,  taxes (other than income taxes), charges (including, without limitation, any charges for overhead related to the PROPERTY), assessments and other indebtedness and obligations due, payable, incurred, accrued or attributable (regardless if invoiced before or after the Effective Date) to the ownership, operation, use, protection or maintenance of the PROPERTY.

(b)   Allocation of Production.

(1)    All production from the PROPERTY, and all proceeds from the sale thereof, including, without limitation, accounts receivable attributable to production prior to the Effective Date and all other monetary payments (including, without limitation, proceeds from the sale of mineral production, credits, tax refunds, insurance proceeds, and reimbursement of joint operating costs and expenses) attributable to the ownership, use or operation of the PROPERTY prior to the Effective Date shall be the property of SELLER.

(2)    All production from the PROPERTY, and all proceeds from the sale thereof, including, without limitation, accounts receivable attributable to production after the Effective Date and all other monetary payments (including, without limitation, proceeds from the sale of mineral production, credits, tax refunds, insurance proceeds, and reimbursement of joint operating costs and expenses) attributable to the ownership, use or operation of the PROPERTY after the Effective Date shall be the property of PURCHASER.

(c)   Interim Operations. During the period from the date of this AGREEMENT to the date of Closing, without the prior written consent of PURCHASER  (which consent shall not be unreasonably withheld), SELLER will not (i) cause the PROPERTY to be developed, maintained or operated in a manner substantially inconsistent with prior operations, (ii) abandon any material part of the PROPERTY, (iii) commence, except in the ordinary course of business, any operations on any one or more of the Leases or Wells, or (iv) convey or dispose of any material part of the PROPERTY (other than hydrocarbons or other inventory produced from the PROPERTY in the regular course of business);

Further, SELLER shall not cancel any insurance now in effect covering the PROPERTY and SELLER will pay or cause to be paid all costs and expenses in connection with the PROPERTY during said time period; however, such payments made for costs and expenses incurred subsequent to the Effective Date shall be for the account of PURCHASER, and SELLER shall be reimbursed such amounts at Closing or Post-Closing.

(d)   Post Closing Settlement. Within ninety (90) days after Closing, but in no event later than December 31, 2009, PURCHASER  shall prepare for SELLER's review a final post-closing settlement  ("Post-Closing Settlement") to account for all production proceeds and all Expenses, including costs and expenses arising under any Contracts, other costs and expenses and taxes (other than income taxes) attributable to SELLER's interest in the PROPERTY.  SELLER and PURCHASER agree to promptly remit any sum determined from such Post-Closing Settlement to be owed to the other.

14.   TAXES AND FEES.  PURCHASER shall be responsible for the economic burden and payment of all taxes (other than taxes determined upon income attributable to SELLER) relating to the PROPERTY from and after the Effective Date, regardless of when they are actually assessed.  SELLER shall be responsible for the economic burden and payment of all taxes relating to the PROPERTY prior to the Effective Date, regardless of when they are actually assessed.  If applicable, PURCHASER shall be responsible for paying any state and local taxes on the transfer of ownership of any tangible personal property.  PURCHASER shall pay all costs associated with documentary transfer taxes, other transfer taxes and any recording costs assessed by any federal, state, county or other governmental offices.

15.   EXISTING CONTRACTS.  The sale contemplated hereunder shall be made subject to all existing Contracts.  PURCHASER shall assume and be responsible for all obligations of SELLER thereunder and shall be entitled to receive all benefits of SELLER accruing under such Contracts with respect to the PROPERTY.

16.   NOTICES. All notices and communications required or permitted under this AGREEMENT shall be in writing, delivered to or sent by U.S. Mail or nationally recognized commercial courier service, postage or delivery charges prepaid, or by telecopy, addressed as follows (or such other address as may be specified by ten (10) days prior written notice to the other Party):

SELLER
Centurion Exploration Company
Attn:  Chris M. Kidd
2626 Howell, Suite 800
Dallas, Texas 75204
214-520-7727 phone
214-520-6464 fax

PURCHASER
Magnum Hunter Resources Corporation
Attn: David Lipp
777 Post Oak Blvd, Suite 910
Houston, Texas 77056
832-369-6986 phone
832-369-6992 fax

Notice shall be deemed to have been duly given when delivered to or sent to the other party in the manner prescribed herein and actually received by the Party to whom the notice is given.

17.   COMPLETE AGREEMENT. When executed by the authorized representatives of SELLER and PURCHASER, this AGREEMENT, together with the executed copies of the EXHIBITS hereto and documents referred to herein, shall supersede all prior written or oral and all contemporaneous oral agreements and understandings between the parties relative to this transaction, including without limitation, all and any bid solicitation, bid offer and bid acceptance letters, and shall constitute the complete agreement between the Parties regarding the purchase and sale, or exchange, of the PROPERTY.

18.   SURVIVAL, TERMINATION AND TIMING.

(a)   Survival.  All representations, indemnifications, covenants, and obligations of the parties set forth in this AGREEMENT shall survive Closing, but only until one (1) year from the Closing.

(b)   Termination.

(1)    If, due to no fault of PURCHASER OR SELLER, Closing does not occur by October 15, 2009, this AGREEMENT shall terminate.

(2)    If PURCHASER, through no fault of SELLER, fails, refuses, or is unable for any reason to close the sale in accordance with the terms of this AGREEMENT, SELLER, except as otherwise provided herein, may at its option retain the Performance Deposit as liquidated damages, in lieu of all other claims or damages, and this AGREEMENT shall terminate.  Notwithstanding anything to the contrary herein, in the event SELLER retains the Performance Deposit as liquidated damages, SELLER will be deemed to have waived all claims or causes of action against PURCHASER and arising from PURCHASER’s failure, refusal or inability to close the sale in accordance with the terms of this AGREEMENT.

(3)    If PURCHASER AND SELLER fail to reach an agreement in Section 4(b)(2) and Section 5(b)(2) on environmental and title issues as set forth, this AGREEMENT shall terminate.

(c)   Timing.  Time is of the essence hereof.

19.   MISCELLANEOUS PROVISIONS.

(a)   Captions. Captions have been inserted for reference purposes only and shall not define or limit the terms of this AGREEMENT.

(b)   Partial Invalidity. If any provision of this AGREEMENT is held invalid, such invalidity shall not affect the remaining provisions.

(c)   Modification. This AGREEMENT cannot be modified or amended except by a written instrument duly executed by SELLER and PURCHASER.

(d)   Press Releases. No information in connection with this sale or exchange naming the other party shall be released to the public, including, without limitation, through press releases, without the express written permission of SELLER and PURCHASER, unless required by applicable federal, state or local laws.

(e)   Further Assurances. SELLER and PURCHASER each agree from time to time to execute and deliver to the other party all assignments, division orders, transfer orders, letters-in-lieu and other instruments necessary to fully vest in PURCHASER the rights and benefits acquired pursuant to this AGREEMENT.

(f)   Exhibits. The Exhibits listed below are attached to this AGREEMENT:

EXHIBIT "A"	Leases
EXHIBIT "A-1"	Well List and Allocated Value
EXHIBIT "B"	Assignment and Conveyance
EXHIBIT "C"	SELLER’s Non-Foreign Affidavit

(g)   Schedules. The Schedules listed below are attached to this AGREEMENT:

SCHEDULE 6	Consents to Assign
SCHEDULE 6	Environmental

(h)   No Partnership. Nothing contained in this AGREEMENT shall be deemed to create a joint venture, partnership, tax partnership or agency relationship between the Parties.

(i)   Assign.  Neither SELLER nor PURCHASER, without the prior written consent of the other Party, shall assign any right or obligation under this AGREEMENT prior to Closing, or attempt to delegate any duty to be performed under this AGREEMENT.  Consent to assign shall not be unreasonably withheld by either Party.  Any attempted assignment or delegation without such consent shall be void and of no effect.

(j)   Jurisdiction, Venue, Governing Law, Attorney’s Fees.  Jurisdiction and venue of any dispute under this AGREEMENT shall reside in the federal or state district court in Dallas, Texas.  This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, notwithstanding any rule, principle or law with respect to conflicts of laws to the contrary. The prevailing party in any dispute involving this AGREEMENT shall be able to recover, in addition to any other payments, all expenses related to attorney’s fees and court costs.

(k)   No Recording.  This AGREEMENT shall not be recorded or filed by any Party or their successors or assigns, in or with any public or governmental office, officer, agency or records repository without the prior written consent of the other Party.

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This AGREEMENT may be executed in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute but one and the same instrument.

EXECUTED by the parties hereto as indicated below by the signatures of their respective representatives; however, for identification purposes, this AGREEMENT shall be dated as of September 14, 2009

SELLER

Centurion Exploration Company, LLC

By: /s/ Jon L. Glass Name: Jon L. Glass Title: President Date:

PURCHASER MAGNUM HUNTER RESOURCES CORPORATION

By: /s/ Gary C. Evans Name: Gary C. Evans Title: Chairman Date:________________________________